UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

________________

Date of report (Date of earliest event reported): December 3, 2013

NTN BUZZTIME, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-11460	31-1103425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2231 Rutherford Rd, Suite 200
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 476-3543

(Registrant’s telephone number, including area code)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 3, 2013, NTN Buzztime, Inc. (the "Company") notified Mayer Hoffman McCann P.C. (“MHM”) that it had been dismissed as the Company’s principal independent registered public accounting firm to audit the Company’s financial statements. The decision to change the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors. On December 5, 2013, the Company notified Squar Milner that it had been selected to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. MHM performed audits of the Company’s consolidated financial statements for the years ended December 31, 2012 and 2011. MHM’s reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two years ended December 31, 2012, and from December 31, 2012 through December 3, 2013, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended) between the Company and MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to satisfaction of MHM, would have caused MHM to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K, that would require disclosure under Item 304(a)(1)(v) of Regulation S-K. The Company furnished MHM with a copy of this report prior to filing with the SEC and requested that MHM furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to MHM’s audit services and engagement as the Company’s independent registered public accounting firm. MHM has furnished a letter addressed to the SEC dated December 9, 2013, a copy of which is attached hereto as Exhibit 16.1. During the two years ended December 31, 2012 and from December 31, 2012 through the engagement of Squar Milner as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf has consulted Squar Milner regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that Squar Milner concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Mayer Hoffman McCann P.C. letter dated December 9, 2013.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.

Date: December 9, 2013	By:	/s/ KENDRA BERGER
Kendra Berger Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Document
16.1	Mayer Hoffman McCann P.C. letter dated December 9, 2013.

4